Note 12 - Lease Commitments	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Leases of Lessee Disclosure [Text Block]
Note 12.	Lease Commitments

Avalon leases golf carts, machinery and equipment, furniture and fixtures, and copiers under operating leases. Under capital leases, Avalon leases one piece of equipment and land and land improvements. Future commitments under long-term, operating leases and capital leases at December 31, 2015 are as follows (in thousands):

	Capital	Operating	Total
2016	$76	$522	$598
2017	76	372	448
2018	15	234	249
2019	15	73	88
2020	15	-	15
Thereafter	480	-	480
Total minimum lease payments	677	$1,201	$1,878
Less: amounts representing interest	344
Present value of minimum lease payments	333
Less: current portion of obligations under capital leases	59
Long-term portion of obligations under capital leases	$274

Rental expense included in the Consolidated Statements of Operations amounted to approximately $0.5 million in 2015 and $0.4 million in 2014.